John Hancock
U.S. Growth Fund
Quarterly portfolio holdings 6/30/2023

Fund’s investments
As of 6-30-23 (unaudited)
	Shares	Value
Common stocks 100.4%		$1,106,929,636
(Cost $721,422,954)
Communication services 12.0%		132,585,659
Interactive media and services 12.0%
Alphabet, Inc., Class A (A)	664,178	79,502,107
Meta Platforms, Inc., Class A (A)	184,973	53,083,552
Consumer discretionary 15.4%		169,658,202
Broadline retail 6.8%
Amazon.com, Inc. (A)	574,371	74,875,004
Hotels, restaurants and leisure 5.9%
Airbnb, Inc., Class A (A)	114,719	14,702,387
Booking Holdings, Inc. (A)	5,672	15,316,272
DraftKings, Inc., Class A (A)	487,660	12,957,126
Hilton Worldwide Holdings, Inc.	81,733	11,896,238
Hyatt Hotels Corp., Class A	86,866	9,953,106
Household durables 1.3%
Lennar Corp., A Shares	116,861	14,643,852
Specialty retail 1.4%
AutoZone, Inc. (A)	6,142	15,314,217
Financials 11.9%		131,092,985
Capital markets 2.9%
Ares Management Corp., Class A	171,369	16,511,403
MSCI, Inc.	33,833	15,877,489
Consumer finance 1.3%
American Express Company	80,547	14,031,287
Financial services 6.6%
FleetCor Technologies, Inc. (A)	46,915	11,779,418
Mastercard, Inc., Class A	80,292	31,578,844
Visa, Inc., Class A	125,135	29,717,060
Insurance 1.1%
Arch Capital Group, Ltd. (A)	154,943	11,597,484
Health care 11.7%		128,746,566
Biotechnology 2.4%
United Therapeutics Corp. (A)	52,330	11,551,848
Vertex Pharmaceuticals, Inc. (A)	43,157	15,187,380
Health care equipment and supplies 1.0%
Hologic, Inc. (A)	138,148	11,185,844
Health care providers and services 4.2%
Elevance Health, Inc.	6,358	2,824,796
McKesson Corp.	28,246	12,069,798
UnitedHealth Group, Inc.	63,746	30,638,877
Pharmaceuticals 4.1%
Eli Lilly & Company	66,915	31,381,797
Merck & Company, Inc.	120,515	13,906,226
Industrials 4.9%		54,044,347
Building products 1.1%
Builders FirstSource, Inc. (A)	90,054	12,247,344
Ground transportation 1.8%
Uber Technologies, Inc. (A)	450,902	19,465,439
2	JOHN HANCOCK U.S. GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Industrials (continued)
Professional services 2.0%
EXL Service Holdings, Inc. (A)	69,393	$10,482,507
TransUnion	151,271	11,849,057
Information technology 43.4%		478,720,847
Electronic equipment, instruments and components 2.2%
Flex, Ltd. (A)	409,756	11,325,656
Jabil, Inc.	121,324	13,094,499
IT services 1.5%
Gartner, Inc. (A)	46,662	16,346,165
Semiconductors and semiconductor equipment 10.3%
Advanced Micro Devices, Inc. (A)	151,066	17,207,928
Analog Devices, Inc.	70,988	13,829,172
KLA Corp.	36,625	17,763,858
NVIDIA Corp.	124,186	52,533,162
ON Semiconductor Corp. (A)	133,517	12,628,038
Software 18.0%
Microsoft Corp.	414,346	141,101,384
Palo Alto Networks, Inc. (A)	70,382	17,983,305
Salesforce, Inc. (A)	88,498	18,696,087
ServiceNow, Inc. (A)	37,018	20,803,005
Technology hardware, storage and peripherals 11.4%
Apple, Inc.	646,536	125,408,588
Real estate 1.1%		12,081,030
Specialized REITs 1.1%
Gaming and Leisure Properties, Inc.	249,299	12,081,030

	Yield (%)	Shares	Value
Short-term investments 0.4%			$4,051,791
(Cost $4,051,791)
Short-term funds 0.4%			4,051,791
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.0063(B)	4,051,791	4,051,791

Total investments (Cost $725,474,745) 100.8%	$1,110,981,427
Other assets and liabilities, net (0.8%)	(8,993,926)
Total net assets 100.0%	$1,101,987,501

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 6-30-23.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GROWTH FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of June 30, 2023, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated  underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	—	$1,912,500	$(1,912,519)	$19	—	—	—	—
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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